UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) - May 9, 2023

ALLETE, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	1-3548	41-0418150
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

30 West Superior Street
Duluth, Minnesota 55802-2093
(Address of principal executive offices, including zip code)

(218) 279-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, without par value	ALE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

                                         Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.07    Submission of Matters to a Vote of Security Holders.

ALLETE, Inc. (the “Company”) held its 2023 annual meeting of shareholders on May 9, 2023. Each matter voted upon at the meeting and the final results of the voting on each such matter are presented below. For a complete description of the matters voted upon at the annual meeting, see the Company’s definitive proxy statement, dated March 23, 2023.

Item 1 - Election of Directors.

All nominees for director were elected by the following votes.

Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
Bethany M. Owen	44,614,862	950,826	98,349	3,858,911
Susan K. Nestegard	45,090,133	441,743	132,161	3,858,911
George G. Goldfarb	44,822,867	708,577	132,593	3,858,911
James J. Hoolihan	44,488,439	1,071,791	103,807	3,858,911
Madeleine W. Ludlow	41,901,243	2,120,790	1,642,004	3,858,911
Charles R. Matthews	45,145,017	376,349	142,671	3,858,911
Douglas C. Neve	44,405,868	1,126,163	132,006	3,858,911
Barbara A. Nick	45,165,274	396,843	101,920	3,858,911
Robert P. Powers	43,423,161	596,546	1,644,330	3,858,911
Charlene A. Thomas	45,094,656	420,139	149,242	3,858,911

Item 2 - Advisory vote to approve executive compensation.

The advisory resolution on executive compensation was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
42,436,612	1,366,452	1,860,973	3,858,911
Item 3 - Advisory vote on the frequency of future advisory votes on executive compensation.

The preference of one year for the frequency of future advisory votes on executive compensation was selected.

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
43,879,786	235,622	1,373,115	175,514	3,858,911

Item 4 - Ratification of the selection of PricewaterhouseCoopers LLP as ALLETE’s independent registered public accounting firm for 2023.

The selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2023 was ratified.

Votes For	Votes Against	Abstentions	Broker Non-Votes
48,310,760	938,612	273,576	—

Readers are cautioned that forward-looking statements should be read in conjunction with disclosures under the heading: “Forward-Looking Statements” located on page 2 of this Current Report on Form 8-K.

ALLETE Form 8-K dated May 9, 2023

Forward-Looking Statements

Statements in this report that are not statements of historical facts are considered “forward-looking” and, accordingly, involve risks and uncertainties that could cause actual results to differ materially from those discussed. Although such forward-looking statements have been made in good faith and are based on reasonable assumptions, there can be no assurance that the expected results will be achieved. Any statements that express, or involve discussions as to, future expectations, risks, beliefs, plans, objectives, assumptions, events, uncertainties, financial performance, or growth strategies (often, but not always, through the use of words or phrases such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “projects,” “likely,” “will continue,” “could,” “may,” “potential,” “target,” “outlook” or words of similar meaning) are not statements of historical facts and may be forward-looking.

In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, we are providing this cautionary statement to identify important factors that could cause our actual results to differ materially from those indicated in forward-looking statements made by or on behalf of ALLETE in this Current Report on Form 8-K (Form 8-K), in presentations, on our website, in response to questions or otherwise. These statements are qualified in their entirety by reference to, and are accompanied by, the following important factors, in addition to any assumptions and other factors referred to specifically in connection with such forward-looking statements that could cause our actual results to differ materially from those indicated in the forward-looking statements:

•our ability to successfully implement our strategic objectives;
•global and domestic economic conditions affecting us or our customers;
•changes in and compliance with laws and regulations or changes in tax rates or policies;
•changes in rates of inflation or availability of key materials and supplies;
•the outcome of legal and administrative proceedings (whether civil or criminal) and settlements;
•weather conditions, natural disasters and pandemic diseases, including the ongoing COVID-19 pandemic;
•our ability to access capital markets, bank financing and other financing sources;
•changes in interest rates and the performance of the financial markets;
•project delays or changes in project costs;
•changes in operating expenses and capital expenditures and our ability to raise revenues from our customers;
•the impacts of commodity prices on ALLETE and our customers;
•our ability to attract and retain qualified, skilled and experienced personnel;
•effects of emerging technology;
•war, acts of terrorism and cybersecurity attacks;
•our ability to manage expansion and integrate acquisitions;
•population growth rates and demographic patterns;
•wholesale power market conditions;
•federal and state regulatory and legislative actions that impact regulated utility economics, including our allowed rates of return, capital structure, ability to secure financing, industry and rate structure, acquisition and disposal of assets and facilities, operation and construction of plant facilities and utility infrastructure, recovery of purchased power, capital investments and other expenses, including present or prospective environmental matters;
•effects of competition, including competition for retail and wholesale customers;
•effects of restructuring initiatives in the electric industry;
•the impacts on our businesses of climate change and future regulation to restrict the emissions of GHG;
•effects of increased deployment of distributed low-carbon electricity generation resources;
•the impacts of laws and regulations related to renewable and distributed generation;
•pricing, availability and transportation of fuel and other commodities and the ability to recover the costs of such commodities;
•our current and potential industrial and municipal customers’ ability to execute announced expansion plans;
•real estate market conditions where our legacy Florida real estate investment is located may deteriorate; and
•the success of efforts to realize value from, invest in, and develop new opportunities.

ALLETE Form 8-K dated May 9, 2023

Forward-Looking Statements (Continued)

Additional disclosures regarding factors that could cause our results or performance to differ from those anticipated by this report are discussed in Part I, Item 1A. Risk Factors of ALLETE’s Annual Report on Form 10-K for the year ended December 31, 2022. Any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which that statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for management to predict all of these factors, nor can it assess the impact of each of these factors on the businesses of ALLETE or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement. Readers are urged to carefully review and consider the various disclosures made by ALLETE in this Form 8-K and in other reports filed with the SEC that attempt to identify the risks and uncertainties that may affect ALLETE’s business.

ALLETE Form 8-K dated May 9, 2023

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALLETE, Inc.

May 12, 2023	/s/ Margaret A. Thickens
Margaret A. Thickens
Vice President, Chief Legal Officer, and Corporate Secretary

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ALLETE Form 8-K dated May 9, 2023